FORM 8-K - CURRENT REPORT

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 19, 1999

                       ANGELES INCOME PROPERTIES, LTD. 6
             (Exact name of registrant as specified in its charter)


             California              0-16210              95-4106139
     (State or other jurisdiction  (Commission         (I.R.S. Employer
           incorporation)          File Number)     Identification Number)

                               55 Beattie Place
                              Post Office Box 1089
                       Greenville, South Carolina  29602
                    (Address of principal executive offices)


                        (Registrant's telephone number)
                                 (864) 239-1000

                                      N/A
         (Former name or former address, if changed since last report)




ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

The Registrant sold one of its investment properties located in Mesa, Arizona on February 19, 1999. Mesa Dunes Mobile Home Park was sold to Mesa Dunes MHC Investors, LLC, the majority interest holder, and nine additional investors, all unrelated parties, for $9,500,000.

The net proceeds of the sale were used to pay off the mortgage indebtedness. The Registrant is evaluating the feasibility of a distribution of the remaining proceeds from the sale.

Pro forma financial information will be provided in the Registrant's Form 10-KSB for the year ended December 31, 1998.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

10.21 Contract of Sale between Registrant and Matthew N. Follett, L.P., effective September 8, 1998.

10.22 Reinstatement and Amendment to Contract of Sale between Registrant and Matthew N. Follett, L.P., effective December 14, 1998.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           ANGELES INCOME PROPERTIES, LTD. 6

                            By: Angeles Realty Corporation II
                                Its General Partner

                           By: /s/Patrick J. Foye
                                Patrick J. Foye
                                Executive Vice President

                         Date:  March 8, 1999